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                                                                   EXHIBIT 10.5

[SCOTIABANK LOGO]
                                                                          Page 1

                                                                         ALBERTA
                                                             COLLATERAL MORTGAGE

1


(a) You, NATCO CANADA, LTD., c/o 6200, Scotia Place, 40 King Street West, Toronto, Ontario as mortgagor(s), being registered as owner(s) of an estate in fee simple in possession, subject, however, to such encumbrances, liens and interests as are notified by memorandum underwritten, of that piece of land described under the heading DESCRIPTION OF PROPERTY COVERED, in consideration of all indebtedness and liability now or hereafter owing or incurred by you to us THE BANK OF NOVA SCOTIA, covenant with us:

          FIRSTLY that you will pay to us the principal amount of One Million Eight Hundred Eighty Five Thousand ($1,885,000.00) dollars on demand, being a part of the debts and liabilities described in subparagraph
          (b);

          SECONDLY that you will pay on demand interest on that principal amount at a rate equal to the prime lending rate of The Bank of Nova Scotia from time to time plus three per cent (3%) per annum, calculated monthly and payable monthly, both before and after maturity and default, and interest on overdue interest at the same rate and calculated and payable in the same way; and

          THIRDLY that you will do everything you promise to do in this mortgage.

          The debts and liabilities secured by this mortgage are referred to in this mortgage as the obligations secured.

(b) The debts and liabilities referred to in sub-paragraph (a) are all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by you to us or remaining unpaid by you to us, whether arising from dealings between you and us or from any other dealings or proceedings by which we may be or become in any manner whatever your creditor, and wherever incurred, and whether incurred by you alone or with another or others and whether as principal or surety.

(c) If the debts and liabilities described in sub-paragraph (b) exceed the principal amount or rate of interest stated in sub-paragraph (a), we may decide what part of them is secured by this mortgage.

(d) In this mortgage you and your mean each person who has signed this mortgage as mortgagor. We, our and us mean The Bank of Nova Scotia.

2         DESCRIPTION OF THE PROPERTY COVERED

          PLAN 911 2035
          LOT 1
          EXCEPTING THEREOUT ALL MINES AND MINERALS
          AREA: 6.624 HECTARES (16.37 ACRES) MORE OR LESS









          Any buildings on the land described above are also covered by this mortgage. Any other property that is at any time attached or fixed to the land or buildings or placed on and used in connection with them is also covered by this mortgage. Additions, alterations and improvements to the buildings are also covered. The property covered by this mortgage is referred to in this mortgage as the property.


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3   OUR SECURITY

(a) What this mortgages does

By signing this mortgage, you have mortgaged your entire interest in the property to us and our successors and assigns (called our legal representatives) and to anyone to whom this mortgage is transferred in any way, as security for the repayment of the obligations secured. This mortgage secures a current or running account. Although this mortgage is not satisfied or discharged by any intermediate payment of all or part of the obligations secured but is a continuing security for payment of the obligations secured, our interest in the property under this mortgage will end when:

    o you have repaid the obligations secured on our demand and repaid all additional amounts to which we may become entitled under this mortgage, and

    o you have fulfilled all of your other obligations to us under this mortgage, and

    o we have discharged this mortgage.

You may remain in possession of the property as long as you are not in default under any of the obligations secured or under any agreements evidencing or securing the obligations secured and as long as you meet all your other obligations to us under this mortgage.

(b) Your title to the property

You certify that you own the property covered by this mortgage; that you have the right to mortgage the property to us; and that there are no restrictions, limitations or encumbrances on your title to the property or on your ability to mortgage the property to us, except as set out in the MEMORANDUM OF ENCUMBRANCES in this mortgage. You will not do anything that will interfere with our interest in the property, and you will sign any other documents which we think are necessary to mortgage to us your interest in the property.

(c) Effect of this mortgage on other obligations

This mortgage does not release you from or alter any of your other obligations to us or agreements with us. This mortgage does not affect any other security we hold for the payment of the obligations secured, or any other right we may have to enforce the payment of the obligations secured.

(d) We are not required to lend

Our acceptance of this mortgage and our giving credit secured by this mortgage does not mean that we must make any particular amount of credit available or continue to make any credit at all available.

(e) Effect of sales or transfer of property

If you sell or transfer the property, your liability and responsibilities under this mortgage and our rights against either you or anyone else who is liable for the payment of any of the obligations secured are not affected.

(f) Effect of subdivision

If the property is subdivided, each part of the property will secure payment of the total amount of the obligations secured.


4   YOUR RESPONSIBILITIES AS TO THE PROPERTY

(a) Taxes and other charges

You will pay all taxes on the property when they are due. You will immediately give us a receipt showing that they have been paid if we ask for it. You will pay all charges, mortgages and other encumbrances on the property when they are due and comply with your other obligations under them. If you do not pay any taxes, charges, mortgages or other encumbrances when they are due, we may pay them and charge to you the amount paid as an additional amount secured under this mortgage.

(b) Insurance

You will insure with an insurer satisfactory to us and under a policy satisfactory to us all buildings covered by this mortgage against loss or damage by fire, extended perils and other perils usually covered in fire insurance policies. If there is a steam boiler or sprinkler system in those buildings, your insurance must cover loss or damage caused by an explosion of the boiler and equipment operated by it or caused by the sprinkler system. You will insure against any other risks which we require you to insure against. The buildings must be insured for their replacement cost in Canadian dollars.

If we think it is necessary we can require you to cancel any existing insurance on the property, and to provide other insurance which meets our approval. You will assign any insurance you have on the property, or the proceeds of that insurance, to us at our request. You must give us proof that you have insured as required above and you must at least 10 days before any insurance expires or is terminated give us proof that you have renewed or replaced it. If you fail in any way to comply with these obligations, we may (but we are not obligated to) obtain insurance on your behalf and charge the amount of any premium to you as an additional amount secured under this mortgage. If loss or damage occurs, you will provide us with all necessary proofs of claim and do everything else necessary to enable us to obtain payment of insurance proceeds. Insurance proceeds may, in whole or in part, at our option, be used to rebuild or repair damaged buildings or be used to reduce all or part of the obligations secured.

(c) Keeping the property in good condition

You will keep the property in good condition and make any repairs that are needed. You will not do anything, or let anyone else do anything, that lowers the value of the property. If you do not keep the property in good condition, or if you do anything, or anyone else does anything, that lowers the value of the property, we may make any needed repairs and charge the cost of them to you as an additional amount secured under this mortgage.

(d) Construction of buildings

If you are having any buildings or improvements constructed on the property, you will have them constructed only in accordance with plans and specifications approved in writing by us in advance. You must complete those buildings or improvements as quickly as possible.

(e) Legal requirements

You will observe and confirm to all laws and requirements of any governmental authorities relating to the property.

(f) Condominiums

The following provisions apply to any condominium unit that is part of the property. In this mortgage, the Condominium Property Act as amended or re-enacted is called the "Act". Expressions used in provisions of this mortgage dealing with a condominium unit which are the same as those in the Act have the same meaning as those in the Act, except that the expression "condominium property" has the same meaning as the word "parcel" in the Act.

    o You will comply with the Act and the by-laws and rules of the corporation. You will provide us with proof of your compliance from time to time as we may request. You will forward to us copies of any notices, assessments, by-laws, rules and financial statements of the corporation. You will provide us, on request, with any other documents and information that you receive from the corporation or are entitled to receive. You will maintain all improvements made to your unit and repair them after damage.

    o You will insure all improvements which you or previous owners have made to your unit and insure your common or other interest in buildings which are part of the condominium property or assets of the corporation if the corporation fails to insure the buildings as required by the Act and the by-laws and rules of the corporation. These obligations are in addition to your obligations as to insurance under the heading Insurance as far as they apply to a condominium unit.

    o You authorize us to exercise your rights under the act to vote and to consent. If we do not exercise your rights, you may do so, but you will do so according to any instructions we may give you. We may at any time revoke any arrangement we make for you to vote or to consent. You also authorize us to inspect the corporation's records. Nothing done under this paragraph puts us in possession of your property.

    o If you do not comply with the Act and the by-laws and rules of the corporation, we may comply with them and charge our costs of doing so to you as an additional amount secured under this mortgage. If we pay common expenses, we can accept statements that appear to be issued by the corporation as conclusive evidence of the amount of those expenses and the dates they are due. You will pay us on demand as additional amounts secured under this mortgage our expenses in relation to any by-law, resolution, rules or other matter (other than one for which only a vote of the majority present at the meeting is required), the enforcement of our right to have the corporation or any owner comply with the Act and the by-laws and rules of the corporation and our exercising any voting rights we may have.
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5 ENFORCING OUR RIGHTS

If you fail to comply with any of your obligations under this mortgage, we may enforce our rights in any of the ways set out below. These provisions do not limit any other rights given to us by law or this mortgage. We may enforce this and any other security we may have for any of the obligations secured, and enforce our rights under this mortgage, at the same time or at different times and in ay order we choose.

(a) You will make immediate payment

You will immediately pay to us all of the obligations secured if any part of the obligations secured is not paid when it is due or if you fail to comply with any of your obligations under this mortgage or any other agreement to which you and we are parties.

(b) We may sue you

We may take such legal action as is necessary and permitted by law to collect the obligations secured.

(c) We may foreclose or sell through the courts

We may commence court proceedings to foreclose the property. If we obtain a final order of foreclosure, the property will by law become our property. We may also ask a court to order a sale or lease of the property. We may also ask a court to appoint a receiver (or receiver and manager) of the property.

(d) We may appoint a receiver

We may appoint in writing a receiver (or receiver and manager), on any terms including remuneration) that we think are reasonable, to collect any income from the property. We may make the appointment even if we have taken possession of the property. We may also, in writing remove a receiver appointed by us and appoint a new receiver. The receiver is considered to be your agent and not ours; his defaults are considered your defaults and not ours. Nothing done by the receiver puts us in possession of the property or makes us accountable for any money except money we actually receive.

The receiver has the right, subject to any applicable law, to use any legal remedy (taken in your name or our name) to collect the income from the property; take possession of the property or part of it; manage the property and any business conducted on the property and maintain the property in good condition; lease the property or any part of it; enforce any of our rights under this mortgage which we delegate to him; and borrow money on the security of the property in priority to this mortgage for these purposes.

(e) We may recover our expenses

You will pay us on demand, as additional amounts secured under this mortgage, our expenses incurred:

     o under the headings Taxes and other charges, insurance, Keeping the property in good condition and Condominiums.

     o in negotiating this mortgage, investigating title to the property and preparing and registering this mortgage,

     o in collecting payment after default of the obligations secured, and

     o in enforcing our rights under this mortgage,

including our reasonable legal fees on a solicitor and client basis and interest on the total amount of our above expenses from the date we incur them to the date you pay them to us at the rate stated under paragraph 1 (a) of this mortgage. We may deduct our expenses from any money we owe you.

6 WE MAY USE PROCEEDS TO REDUCE ANY OBLIGATIONS

We may apply the proceeds we receive from enforcing our rights under this mortgage to reduce or repay any of the obligations secured in such manner as we may decide.

7 WE MAY OPEN A SEPARATE ACCOUNT

If we learn that you have disposed of or encumbered the property or any part of it, we may close your account at the amount then due to us. We may open a new account for advances and payments subsequently made and received by us. No amount paid in or credited to the new account will be applied to or have the effect of reducing or repaying any of the obligations secured due to us on the closed account when we learned of the subsequent disposition or encumbrance.

8 DELAY, RELEASES AND PARTIAL DISCHARGES

We may delay enforcing any of our rights under this mortgage or the obligations secured or any agreement evidencing or securing the obligations secured without losing or impairing those rights. We can waive any breach of your obligations under this mortgage or the obligations secured or any agreement evidencing or securing the obligations secured without losing our rights in respect of any breach of your obligations.

We may release others on any terms from any liability to repay the obligations secured without releasing you. We may on any terms discharge any part of the property from this mortgage and, if we do so, the remainder of the property not discharged will secure the total amount of the obligations secured.

9 DISCHARGE OF THIS MORTGAGE

We will discharge this mortgage if you pay us the obligations secured on our demand. You will give us 30 days after payment in which to furnish the discharge. You are responsible for registering it.

10 EFFECT OF JUDGMENTS

If we obtain a court judgment against you for your failure to pay any of the obligations secured or to perform any of your obligations to us under this mortgage, the judgment will not result in a merger of your obligations under this mortgage with the judgment or take away any of our other rights to enforce the mortgage or any other security you agree to continue to pay us interest after judgment on the obligations secured at the agreed rate, calculated and payable in the agreed way, and the judgment may so provide.

11 OUR RESPONSIBILITY

We are not responsible for any loss arising in the course of our enforcing our rights under this mortgage unless it results from our willful neglect or default.

12 HOW WE MAY MAKE DEMANDS OR GIVE NOTICES

Where this mortgage allows or requires us to make a demand on or give a notice to any person (including you), we may make the demand or give the notice by delivering it personally to the person (where the person is a corporation, by delivering it personally to a director, officer or employee of the corporation) or by mailing it by prepaid registered mail addressed to the person at the person's last known address.

A notice or demand so delivered will be regarded as given or made when it is so delivered to the person or to the director, officer or employee of the corporation. A notice or demand so mailed will be regarded as given or made on the third business day after the day it is mailed, whether the person receives it or not.

13 WHO IS BOUND BY THIS MORTGAGE

This mortgage will be binding on your legal or personal representatives and anyone else to whom your interest in the property is transferred. It will be binding on our legal representatives and anyone to whom it is transferred from us. All our rights under it may be enforced by anyone to whom it is transferred from us.

If more than one person signs this mortgage, each person is jointly and severally bound to comply with all obligations of the mortgagor under this mortgage.


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14 MORTGAGING PROVISION

And for the better securing to us repayment in the manner aforesaid of the principal amount, interest and other money, you hereby mortgage to us your estate and interest in the land (property) described above.

15 SIGNING THE MORTGAGE

You have read this mortgage and acknowledge receiving a copy of this mortgage, in witness whereof the mortgagor has hereunto signed the mortgagor's name this 30 day of January 1995.

Signed by the above named NATCO CANADA, LTD.
                          ---------------------------------------------------
                          (Mortgagor)

In the presence of:                               NATCO CANADA, LTD.


x[ILLEGIBLE]                                      x per: [ILLEGIBLE]
----------------------------                      ---------------------------
Witness                                           Mortgagor



x [ILLEGIBLE]                                     x per: [ILLEGIBLE]
----------------------------                      ---------------------------
Witness                                           Mortgagor



16 CONSENT OF SPOUSE


I,_____________________, being married to the above-named __________________, do hereby give my consent to the disposition of our homestead, made in this instrument, and I have executed this document for the purpose of giving up my life estate and other dower rights in the said property given to me by the Dower Act, to the extent necessary to give effect to the said disposition.


x                                                 x
----------------------------                      ---------------------------
Witness                                           Spouse of Mortgagor


                    CERTIFICATE OF ACKNOWLEDGEMENT BY SPOUSE


1. This mortgage was acknowledged before me by ____________________ apart from her husband (or his wife).

2.   ____________________ acknowledged to me that she (or he):

     (a) is aware of the nature of the disposition;
     (b) is aware that the Dower Act gives her (or him) a life estate in the homestead and the right to prevent disposition of the homestead by withholding consent;
     (c) consents to the disposition for the purpose of giving up the life estate and other dower rights in the homestead given to her (or him) by the Dower Act, to the extent necessary to give effect to the said disposition;
     (d) is executing the document freely and voluntarily without any compulsion on the part of her husband (or his wife).


DATED at __________________ in _____________ this __________ day of ________,
19_____.





                                ------------------------------------------------
                                A Commissioner, etc./*A Notary Public in and for

                                ------------------------------------------------



*Where certificate is given outside Alberta, it must be given before a notary public in and for the place where given and he must impress his official seal here.



                           MEMORANDUM OF ENCUMBRANCES


Subject to the encumbrances noted on the existing Certificate of Title.
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                             AFFIDAVIT OF BORROWER


I, ___________________________________________________________________________,
of the ____________________________________ of _______________________________,
in the ____________________________________ of _______________________________,
___________________________________________.
          (Occupation)

MAKE OATH AND SAY:

1.   I am the mortgagor named in the within mortgage.

2.   I am not married.
     or
     Neither myself nor my spouse have resided on the within mentioned land at any time since our marriage.


SWORN before me                                          )
at the __________________________ of ________________    )
in the __________________________ of ________________    )
this ___________________day of ____________, 19 ____.    )


----------------------------------------------------------
A Commissioner, etc./*A Notary Public in and for

----------------------------------------------------------


*Where affidavit is sworn outside Alberta, it must be sworn before a notary public in and for the place where sworn and he must impress his official seal here.




                              AFFIDAVIT OF WITNESS


I, ___________________________________________________________________________,
of the ____________________________________ of _______________________________,
in the ____________________________________ of _______________________________,
___________________________________________.
          (Occupation)

MAKE OATH AND SAY:

1.   I was personally present and did see ______________________________________
________________________________________________________________________________
named in the within mortgage who is (are) personally known to me to be the person(s) named therein, duly sign and execute the same for the purpose named therein.

2.   The mortgage was executed at the ___________________ of ___________________
in the ___________________ of ____________________ and that I am the subscribing witness thereto.

3.   I know the said ___________________________________________________________
________________________________________________________________________________
and he (she) is (they are) in my belief of the full age of eighteen years.


SWORN before me                                          )
at the __________________________ of ________________    )
in the __________________________ of ________________    )
this ___________________day of ____________, 19 ____.    )


----------------------------------------------------------
A Commissioner, etc./*A Notary Public in and for

----------------------------------------------------------


*Where affidavit is sworn outside Alberta, it must be sworn before a notary public in and for the place where sworn and he must impress his official seal here.
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                          DATED       January 30, 1995
                        --------------------------------



                               NATCO CANADA, LTD.
                     --------------------------------------
                                  (mortgagor)


                                       TO

                            THE BANK OF NOVA SCOTIA
                                  (mortgagee)


                      Branch address: 240 - 8 Avenue S.W.
                     --------------------------------------

                                Calgary, Alberta
                     --------------------------------------

                                    T2P 2N7
                     --------------------------------------

                                    MORTGAGE


                          BALLEN McDILL MacINNES EDEN
                           Barristers and Solicitors
                           4000, 150 - 6 Avenue S.W.
                                Calgary, Alberta
                                    T2P 3Y7

                              File: 10049.044JRS


                               COPY OF INSTRUMENT

                            REGISTERED AS 951028170
                                          ---------

                               LAND TITLES OFFICE
                                      COPY




                          SOLICITOR FOR THE MORTGAGEE